Ex 10.280

CHANGE IN TERMS AGREEMENT

References in the boxes above are for Lender's use only and do not limit the applicability of this document to any particular loan or item.

Any item above containing "***" has been omitted due to text length limitations.

Initials

OfficerI 488

I

Account

I

Call/ Coll

8100

I

Loan No

PrincipalILoan Date IMaturity I

$5,000,000.0002-10-2020 09-15-2023

Borrower:Lodging Fund REIT Ill OP, LP

1635 43rd Street South, Suite 205

Fargo, ND 58103

Lender:Western State Bank

West Fargo

P.O. Box 617

755 13th Ave E

West Fargo, ND 58078

Principal Amount: $5,000,000.00Date of Agreement: October 4, 2023

DESCRIPTION OF EXISTING INDEBTEDNESS.  Promissory Note number 4012114 dated February 10, 2020 in the original amount of

$5,000,000.00 (Revolving Line of Credit) with a current principal balance of $4,966,625.00.

DESCRIPTION OF CHANGE IN TERMS. 1. CHANGE OF MATURITY DATE. Extend the maturity date of the above listed Promissory Note from September 15, 2023 to November 15, 2023, at which time all outstanding principal plus all accrued unpaid interest will be due.

2.PAYMENT SCHEDULE. Borrower will continue to pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning November 10, 2023, with all subsequent interest payments to be due on the same day of each month after that; 1 final payment of all outstanding principal plus all accrued unpaid interest will be due at maturity.
3.CHANGE OF MAXIMUM CREDIT. The maximum credit amount of the loan will change from $5,000,000.00 to $4,666,625.00 and will be reduced accordingly with each principal payment, effective the date of this agreement.
4.CONDITIONS PRECEDENT. As a Condition Precedent to the effectiveness of this Change in Terms Agreement, Borrower agrees to pay lender a processing fee of $350,00, a modification recording fee of $101.00, a principal curtailment of $300,000.00 and interest current of

$68,616.50.

CONTINUING VALIDITY. Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect. Consent by Lender to this Agreement does not waive Lender's right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms. Nothing in this Agreement will constitute a satisfaction of the obligation(s). It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s), including accommodation parties, unless a party is expressly released by Lender in writing. Any maker or endorser, including accommodation makers, will not be released by virtue of this Agreement. If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it. This waiver applies not only to any initial extension, modification or release, but also to all such subsequent actions.

Ex 10.280

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT. BORROWER AGREES TO THE TERMS OF THE AGREEMENT

Ex. 10.280

CHANGE IN TERMS SIGNERS:

LODGING FUND REIT III OP, LP

LODGING FUND REIT III, INC., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Samuel C. Montgomery

Samuel C. Montgomery, Chief Financial Officer of Lodging Fund REIT III, Inc.

X /s/ Corey R. Maple

Corey R. Maple

LODGING FUND REIT III, INC.,

By: /s/ Samuel C. Montgomery

Samuel C. Montgomery, Chief Financial Officer of Lodging Fund REIT III, Inc

LF3 FARGO MED, LLC

LODGING FUND REIT III OP, LP, Member of LF3 Fargo Med, LLC

Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Samuel C. Montgomery

Samuel C. Montgomery, Chief Financial Officer of Lodging Fund REIT III, Inc

LF3 EAGAN, LLC

LODGING FUND REIT III OP, LP, Member of LF3 Eagan, LLC

Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Samuel C. Montgomery

Samuel C. Montgomery, Chief Financial Officer of Lodging Fund REIT III, Inc.

LF3 CEDAR RAPIDS, LLC

LODGING FUND REIT III OP, LP, Member of LF3 Cedar Rapids, LLC

Lodging Fund REIT III, Inc., General Partner of Lodging Fund REIT III OP, LP

By: /s/ Samuel C. Montgomery

Samuel C. Montgomery, Chief Financial Officer of Lodging Fund REIT III, Inc

Ex. 10.280

LENDER:

WESTERN STATE BANK

X /s/ Matthew Oachs-

Matthew Oachs, Market President

l■aerPrv, Ver 23 1,10 010 Copr Fln1t1111 USA Corporation 1997, 2023 AH Rlgli.1 RINrYld, • ND C;\I.ASERPRO'CFI\LPL\D20C,FC TR-4841 PR-8